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Exhibit 1.1

3,000,000 SHARES
KMG CHEMICALS, INC.
COMMON STOCK

UNDERWRITING AGREEMENT

June , 2006

BOENNING & SCATTERGOOD, INC.

        as Representative of the several Underwriters

c/o Boenning & Scattergood, Inc.
4 Tower Bridge
200 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428-2979

Ladies and Gentlemen:

        KMG Chemicals, Inc., a Texas corporation (the "Company"), proposes to issue and sell 1,500,000 shares of its common stock, $0.01 par value per share (the "Common Stock"), and the shareholders of the Company listed on Schedule B(collectively, the "Selling Shareholders"), propose severally to sell an aggregate of 1,500,000 shares of outstanding Common Stock (such 3,000,000 shares being hereinafter referred to as the "Firm Shares") to the several Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall include any underwriter substituted as hereinafter provided in Section 10). The Company also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 225,000 additional shares of its Common Stock and the Selling Shareholders also propose to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 225,000 additional outstanding shares of the Company's Common Stock, as set forth below (such 450,000 additional shares being hereinafter referred to as the "Optional Shares"). The Firm Shares and the Optional Shares are herein collectively referred to as the "Securities." In the sale of the Securities to the Underwriters, the Company and the Selling Shareholders will act severally and not jointly.

        The respective amounts of the Firm Shares to be purchased by each of the several Underwriters, acting severally and not jointly, are set forth opposite their names in Schedule A hereto. The Underwriters have informed the Company that they propose to offer the Firm Shares for sale to the public initially at the public offering price per share set forth in Section 3(a) hereof (the "Offering Price") as soon as the Representative deems advisable after this Underwriting Agreement (the "Agreement") has been executed and delivered. If any Optional Shares are purchased by the Underwriters, the Underwriters have informed the Company that such Optional Shares also will be offered for sale to the public at the Offering Price and in accordance with the terms and conditions set forth herein.

        Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 424(b) of the rules and regulations of the Commission (the "Regulations") under the Securities Act of 1933 (the "Act") and, to the extent applicable, Rule 430A of the Regulations. The Company has previously advised the Representative of all information (financial and other) that will be set forth in such prospectus. Such prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus."

        As used in this Agreement, the following terms shall have the meanings indicated:

        "1934 Act" means the Securities Exchange Act of 1934, as amended.

        "1934 Act Regulations" means the rules and regulations adopted by the Commission under the Securities Exchange Act of 1934, as amended.

        "Applicable Time" means     p.m. (Eastern time) on June , 2006 or such other time as agreed by the Company and Boenning & Scattergood, Inc.

        "Commission" means the Securities and Exchange Commission.

        "Issuer Free Writing Prospectus," means a "free writing prospectus" (as defined in Rule 405 of the Regulations) prepared by the Company, or prepared on behalf of the Company with the Company's consent, or used or referred to by the Company in connection with the offering of the Securities.

        "preliminary prospectus" means any preliminary prospectus included in the Registration Statement, or any preliminary prospectus that was used after the Registration Statement became effective under the Act but prior to the execution and delivery of this Agreement, or that omitted Rule 430A Information or that was captioned "Subject to Completion."

        "Pricing Disclosure Package" means (i) the Statutory Prospectus, (ii) any Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, other than a road show (as defined in Rule 433 of the Regulations) that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Regulations, (iii) the information set forth on Schedule C hereto, and (iv) any other free writing prospectus (as defined in Rule 405 of the Regulations) identified on Schedule D hereto that the parties have expressly agreed to treat as part of the Pricing Disclosure Package.

        "Registration Statement" means the Company's Registration Statement on Form S-1 (Registration No. 333-133901), as amended (if applicable), at the time it became effective under the Act, including any Rule 430A Information; provided that, if a Rule 462(b) Registration Statement is filed with the Commission, then the term "Registration Statement" shall also include such Rule 462(b) Registration Statement.

        "Rule 430A Information" means the information included in the Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A of the Regulations.

        "Rule 462(b) Registration Statement" means a registration statement filed by the Company pursuant to Rule 462(b) of the Regulations for the purpose of registering any of the Securities under the Act, including the Rule 430A Information.

        "Statutory Prospectus" shall mean the preliminary prospectus dated June     , 2006 prepared by the Company in connection with the offering of the Securities.

        1.     Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Date referred to in Section 3(c) hereof, and as of each Option Closing Date (if any) referred to in Section 3(b) hereof, and agrees with each Underwriter, as follows:

          (a)   The Registration Statement has been prepared by the Company and filed with the Commission. The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened or contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          (b)   At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became or become effective under the Act and at the Closing Date (and, if any Optional Shares are purchased, at the applicable Option

  Closing Date), the Registration Statement, any Rule 462(b) Registration Statement and any amendments thereto did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each preliminary prospectus, the Statutory Prospectus, the Prospectus and any amendments or supplements thereto, as of their respective dates, at the Closing Date (and, if any Optional Shares are purchased, at the applicable Option Closing Date), and at any time when a prospectus is required by applicable law to be delivered in connection with sales of Securities, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this sub-section (b) shall not apply to statements in or omissions from the Registration Statement, preliminary prospectus, Statutory Prospectus or the Prospectus and any amendments or supplements thereto made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Boenning & Scattergood, Inc. expressly for use therein. The parties acknowledge and agree that such information consists solely of the information specifically identified in Section 8(c) hereof.

          (c)   The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this sub-section (c) above shall not apply to statements in or omissions from the Registration Statement, Statutory Prospectus or the Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Boenning & Scattergood, Inc. expressly for use therein. The parties acknowledge and agree that such information consists solely of the information specifically identified in Section 8(c) hereof.

          (d)   The Registration Statement and the Rule 462(b) Registration Statement, if any, conformed and will conform in all material respects on the effective date thereof and on the Closing Date and each Option Closing Date, as applicable, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Act and the Regulations. Each preliminary prospectus and prospectus (including, without limitation, the Statutory Prospectus and Prospectus) and any amendments or supplements thereto conformed when filed or will conform when filed in all material respects to the requirements of the Act and the Regulations. The Registration Statement, the Rule 462(b) Registration Statement, if any, and each preliminary prospectus and prospectus (including, without limitation, the Statutory Prospectus and Prospectus), delivered to the Underwriters by the Company for use in connection with the offering of the Securities was or will be identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e)   Each Issuer Free Writing Prospectus, as of its date and at all subsequent times through the completion of the public offering and sale of the Securities, or until any earlier date that the Company notified or notifies Boenning & Scattergood, Inc. as described in Section 4(b), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Statutory Prospectus or the Prospectus and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

  Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Act and the Regulations on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Regulations. The Company has not distributed and will not distribute, prior to the later of the last Option Closing Date (as defined herein) and the completion of the Underwriters' distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Statutory Prospectus, the Pricing Disclosure Package or the Prospectus. The Company has retained in accordance with the Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations. The Company has taken all actions reasonably necessary so that any "road show" (as defined in Rule 433 of the Rules and Regulations) in connection with the offering of the Stock will not be required to be filed pursuant to the Rules and Regulations.

          (f)    (i) At the time of filing the Registration Statement and (ii) as of the Applicable Time, the Company was not and is not an "ineligible issuer" (as defined in Rule 405 of the Regulations), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

          (g)   UHY Mann Frankfort Stein & Lipp CPAs, LLP, which has expressed its opinion on certain of the audited financial statements and related schedules included in the Registration Statement and the Prospectus, is an independent registered public accountant as required by the Act and the Regulations.

          (h)   Deloitte & Touche LLP, which has expressed its opinion on certain of the audited financial statements and related schedules included in the Registration Statement and the Prospectus, is an independent registered public accountant as required by the Act and the Regulations.

          (i)    The financial statements of the Company included in the Registration Statement, the Statutory Prospectus, the Pricing Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries at the dates indicated and the results of operations, changes in shareholders' equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified, and all such financial statements have been prepared in conformity with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the Act and Regulation S-X under the Act. No financial statements or supporting schedules other than those included in the Registration Statement, the Statutory Prospectus and the Prospectus are required to be included in the Registration Statement, the Disclosure Package and the Prospectus, respectively. The supporting schedules, if any, included in the Registration Statement present fairly, in all material respects, in accordance with GAAP, the information required to be stated therein. The information in the Statutory Prospectus and the Prospectus under the captions "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" presents fairly, in all material respects, the information shown therein and has been compiled on a basis consistent with that of the audited financial statements of the Company included in the Registration Statement, the Statutory Prospectus and the Prospectus. All information contained in the Registration Statement, the Statutory Prospectus, the Pricing Disclosure Package and the Prospectus regarding "non-GAAP financial measures" (as defined in Regulation G of the Commission) complies with Regulation G and Item 10 of Regulation S-K of the Commission, to the extent applicable.

          (j)    The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies" in the Statutory Prospectus and Prospectus

  accurately and fully describes, in all material respects (i) the accounting policies that the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and that require management's most difficult, subjective or complex judgments, (ii) the judgments and uncertainties affecting the application of critical accounting policies and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

          (k)   Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change or any development that could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one entity, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (ii) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one entity, (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (iv) there has not been any change in the capitalization of the Company or any of the Subsidiaries; or (vii) there has not been any change in the indebtedness of the Company or any of the Subsidiaries that is material to the Company or the Subsidiaries.

          (l)    The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except in such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.

          (m)  Each subsidiary of the Company (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and is duly qualified as a foreign corporation or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except in such jurisdictions where the failure to so qualify would not have a Material Adverse Effect. Except as otherwise disclosed in the Pricing Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary is owned by the Company, directly or through Subsidiaries. All of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only "significant subsidiaries" of the Company (as defined in Rule 1-02 of Regulation S-X) are the Subsidiaries listed on Exhibit 21.1 to the Registration Statement. Except for shares in the Subsidiaries, the Company does not own any stock or other interest whatsoever, whether equity or debt, in any corporation, limited liability company, partnership or other entity.

          (n)   The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Statutory Prospectus and the Prospectus, in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Statutory Prospectus and the Prospectus, or pursuant to the exercise of convertible securities or options referred to in the Statutory Prospectus and the Prospectus). The shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and have been validly issued and are fully paid and non-assessable. Except as set forth in the Pricing Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding. None of the outstanding shares of capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The sale of shares of Common Stock by the Company to the Underwriters will not trigger any anti-dilution rights of any securityholder of the Company and the sale of shares of Common Stock by the Company or, to the knowledge of the Company, the Selling Shareholders to the Underwriters will not trigger any co-sale or tag-along rights or other similar rights of any other securityholder of the Company. All previous offers and sales by the Company of its capital stock, whether described in the Registration Statement, the Statutory Prospectus, the Prospectus or otherwise, were made in conformity with applicable federal, state and foreign securities laws.

          (o)   No Subsidiary is subject to any direct or indirect prohibition on paying any dividends to the Company, on making any other distribution on such Subsidiary's capital stock, on repaying to the Company any loans or advances to such Subsidiary from the Company or on transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Pricing Disclosure Package and the Prospectus or except for such prohibitions imposed by any applicable law, statute, rule or regulation of any government or government instrumentality having jurisdiction over the Subsidiaries or any of their assets, properties or operations.

          (p)   This Agreement has been duly authorized, executed and delivered by the Company.

          (q)   The Securities to be sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable. No holder of the Securities will be subject to personal liability by reason of being such a holder, and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

          (r)   The statements relating to the Company's authorized securities and its charter and by-laws contained in the Registration Statement, the Statutory Prospectus, the Pricing Disclosure Package and the Prospectus are accurate and complete in all material respects. The description of the Company's equity-based compensation plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Statutory Prospectus and the Prospectus are accurate and complete in all material respects.

          (s)   Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or similar governing documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not, individually or in the aggregate, result in a

  Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Pricing Disclosure Package (including the issuance and sale of the Securities by the Company and the use of the proceeds from the sale of the Securities as described in the Statutory Prospectus and the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result, individually or in the aggregate, in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations (except such violation of applicable law, statute, rule, regulation, judgment, order, writ or decree that would not result in a Material Adverse Effect). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

          (t)    No material supplier to the Company or any of its Subsidiaries has ceased shipments to the Company or notified the Company or any of its Subsidiaries of its intent to decrease or cease its sales to the Company or materially increasing pricing or otherwise materially modify its relationship with the Company.

          (u)   No material customer of the Company or any of its Subsidiaries has notified the Company or any of its Subsidiaries of its intent to decrease or cease its purchases from the Company or otherwise materially modify its relationship with the Company.

          (v)   No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company has no knowledge of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or contractors of the Company or any of its Subsidiaries which, in any such case, may reasonably be expected to result in a Material Adverse Effect.

          (w)  There are no pending actions, suits or proceedings against or affecting the Company, any of its Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

          (x)   There is no franchise, lease, contract, agreement or document required by the Act or the Regulations to be described in the Registration Statement, the Statutory Prospectus and the Prospectus or to be filed as an exhibit to the Registration Statement which is not described therein or filed as required, and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement are accurate and complete descriptions of such documents in all material respects. Other than as described in the Statutory Prospectus and the Prospectus, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any of its Subsidiaries or any of the other parties thereto, and the Company or any of its Subsidiaries have not received notice, and the Company does not have knowledge, of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

          (y)   (i) Neither the Company nor any of its Subsidiaries is in material violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of hazardous chemicals, pollutants, contaminants, hazardous wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos containing materials or mold (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in material compliance with their requirements, (iii) except as disclosed in the Statutory Prospectus, or except as would not result, singly or in the aggregate in a Material Adverse Effect, there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries under Environmental Laws, (iv) except as disclosed in the Statutory Prospectus, to the knowledge of the Company, there are no events, facts or circumstances that would reasonably be expected to form the basis of any liability or obligation of the Company or any of its Subsidiaries under Environmental Laws, including, without limitation, any order, decree, plan or agreement requiring clean-up or remediation, or any action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to any Hazardous Materials or any Environmental Laws, (v) except as disclosed in the Statutory Prospectus, or except as would not result, singly or in the aggregate in a Material Adverse Effect, or except to the extent previously resolved, the currently owned and currently leased properties of the Company and the Subsidiaries (the "Premises"), and all operations presently or formerly conducted thereon by the Company or the Subsidiaries or any predecessors thereof, are now and, since the Company or the Subsidiaries began to use such Premises, to the knowledge of the Company always have been and, to the knowledge of the Company prior to when the Company or the Subsidiaries began to use such Premises, always had been, in compliance with all Environmental Laws, (vi) to the knowledge of the Company, there are no conditions on, about, beneath or arising from the Premises or in close proximity to the Premises or at any other location that might give rise to liability for or the imposition of a statutory lien upon the Company or the Subsidiaries or require a "Response," "Removal" or "Remedial Action," as defined herein, under any Environmental Law, and that would have a Material Adverse Effect on the Company and the Subsidiaries, except as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus. As used in this sub-section (y), the terms "Removal," "Remedial Action" and "Response" shall have the respective meanings assigned to such terms under Sections 101(23)-101(25) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. 9601(23)-9601(25).

          (z)   Neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable safety or similar law applicable to the business of the Company or any of the Subsidiaries which may reasonably be expected to result in a Material Adverse Effect.

          (aa) The Company and its Subsidiaries own or possess adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect.

          (bb) The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, individually or in the aggregate, result in a Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (cc) The Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries. All of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one entity, and under which the Company or any of its Subsidiaries holds properties as described in the Statutory Prospectus and the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except as would not reasonably be expected to result in a Material Adverse Effect.

          (dd) (i) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (ii) no authorization, approval, vote or other consent of any securityholder or creditor of the Company, (iii) no waiver or consent under any Agreements or Instruments, and (iv) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Company of its obligations under this Agreement, for the offering, issuance, sale or delivery of the Securities by the Company hereunder, or for the consummation by the Company of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Registration Statement, the Statutory Prospectus, the Pricing Disclosure Package and the Prospectus, except such as have been already obtained under the Act or the Regulations or otherwise, or such as may be required under state securities laws.

          (ee) Except as described in the Statutory Prospectus and the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement (except for rights which have been complied with or waived) or otherwise registered by the Company under the Act.

          (ff)  No relationship, direct or indirect, exists between or among the Company or any affiliate of the Company (including, without limitation, its Subsidiaries), on the one hand, and any director, officer, stockholder, customer or supplier of any of them, on the other hand, which is required by the Act or by the Regulations to be described in the Statutory Prospectus or the Prospectus which is not so described.

          (gg) Any statistical or market-related data included in the Statutory Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources.

          (hh) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged. All policies of insurance and any fidelity or surety bonds insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect, and the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects. There are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

          (ii)   Except as disclosed in the Statutory Prospectus and the Prospectus, there are no contracts, agreements or understandings between or among the Company or any of its Subsidiaries and any person that would give rise to a valid claim against the Company or any of its Subsidiaries or any Underwriter for a brokerage commission, finder's fee or other similar payment in connection with this offering.

          (jj)   Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (kk) The Company is not, and upon the issuance by the Company and sale of the Securities by the Company as herein contemplated and the application of the net proceeds therefrom as described in the Statutory Prospectus and the Prospectus, will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940.

          (ll)   The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP (or, in the case of KMG de Mexico S.A. de C.V., Mexican GAAP) and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and

  (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. To the Company's knowledge, there are no material weaknesses in the Company's internal control over financial reporting, and since the end of the Company's most recent audited fiscal year, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

          (mm) The Company and its Subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the Company's management, including its principal executive officer or officers and principal financial officer or officers, as appropriate to allow timely decisions regarding disclosure.

          (nn) The Company has not, directly or indirectly, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to any director or executive officer of the Company or its Subsidiaries, or to or for the family member or affiliate of any director or executive officer of the Company or its Subsidiaries, except for extensions of credit no longer outstanding.

          (oo) There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"). With respect to provisions of the Sarbanes-Oxley Act not currently applicable to the Company, the Company is taking such steps to ensure that it will be in compliance with such requirements upon and at all times after any such provisions become applicable to it.

          (pp) The Company and its Subsidiaries have filed all federal, state, local and foreign tax returns that are required to have been filed by them pursuant to applicable foreign, federal, state, local or other law or have duly requested extensions thereof, except insofar as the failure to file such returns or request such extensions would not reasonably be expected to result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except for such taxes or assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided or where the failure to pay would not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability of the Company and each Subsidiary for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a Material Adverse Effect.

          (qq) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the 1934 Act) contained in the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (rr)  There are no transactions, arrangements or other relationships between or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Regulations) and any unconsolidated entity, including, but not limited to, any structure finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company's liquidity or the availability of or requirements for its capital resources required to be described in the Statutory Prospectus and the Prospectus that have not been described as required.

          (ss)  The Securities are listed on the Nasdaq Stock Market's National Market under the symbol "KMGB." The Company currently is in compliance with and, following completion of the offering contemplated herein, will be in compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules.

          (tt)  Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and its Subsidiaries and, to the knowledge of the Company, its other affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

          (uu) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

          (vv) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering contemplated by this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

          (ww) Any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its Subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a Subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such Subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates. Neither the Company, its subsidiaries, nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971 or 4975 of the Code. Each "employee benefit plan" established or maintained by the Company or its Subsidiaries that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS and, to the knowledge of the Company, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

          (xx) The Company has instructed its transfer agent to enter stop transfer instructions and implement stop transfer procedures with respect to the securities covered by the Lock-up Agreements, the form of which is attached hereto as Exhibit C, and Section 4(l) below, and during the lock-up periods specified therein, the Company will not cause or permit any waiver, release, modification or amendment of any such stop transfer instructions or stop transfer procedures without the prior written consent of Boenning & Scattergood, Inc.

        Any certificate signed by any officer of the Company or any of its Subsidiaries in his capacity as such, delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

        2.     Representations and Warranties by the Selling Shareholders. Each Selling Shareholder, for himself or itself only, and not jointly, represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Date and as of each Option Closing Date (if any), and agrees with each Underwriter, as follows:

          (a)   Such Selling Shareholder has reviewed and will review, and is and will be familiar with, the Registration Statement, with any Rule 462(b) Registration Statement and all amendments thereto, if any, each preliminary prospectus, the Statutory Prospectus and the Prospectus and any amendments or supplements thereto, if any, and the Pricing Disclosure Package, and, at the respective times that the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto became or become effective under the Act, at the Applicable Time, at the Closing Date (and, if any Optional Shares are purchased, at the applicable Option Closing Date), and at any time when a prospectus is required by applicable law to be delivered in connection with sales of Securities, the information relating to such Selling Shareholder (including the information with respect to such Selling Shareholder's Securities and any other shares of Common Stock or other securities of the Company which are owned or held by such Selling Shareholder) that is set forth in the Registration Statement or any Rule 462(b) Registration Statement (or in any amendments thereto) or in any preliminary prospectus, the Statutory Prospectus or the Prospectus (or in any amendments or supplements thereto) or in the Pricing Disclosure Package did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading. All information furnished or confirmed (orally or in writing) by or on behalf of such Selling Shareholder for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus, the Statutory Prospectus or the Prospectus (or any amendment or supplement thereto) or the Pricing Disclosure Package is and will be true, complete and correct. Such Selling Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder under this Agreement by any material non-public information concerning the Company or any Subsidiary which is not set forth in the Statutory Prospectus and the Prospectus.

          (b)   To the knowledge of such Selling Shareholder, at the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective or become effective under the Act and at the Closing Date (and, if any Optional Shares are purchased, at the Option Closing Date), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. To the knowledge of such Selling Shareholder, the preliminary prospectus, the Statutory Prospectus, the Prospectus and any amendments or supplements thereto, as of their respective dates, at the Closing Date (and, if any Optional Shares are purchased, at the applicable Option Closing Date), and at any time when a prospectus is required by applicable law to be delivered in connection with sales of Securities, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this sub-section (b) shall not apply to statements in or omissions from the Registration Statement, the preliminary prospectus, the Statutory Prospectus or the Prospectus and any amendments or supplements thereto made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Boenning & Scattergood, Inc. expressly for use therein. The parties acknowledge and agree that such information consists solely of the information specifically identified in Section 8(c) hereof.

          (c)   To the knowledge of the Selling Shareholders, the representations and warranties of the Company set forth in Section 1 of this Agreement are true and correct.

          (d)   This Agreement has been duly authorized by such Selling Shareholder and, upon the execution and delivery of this Agreement by the Attorney-in-Fact on behalf of such Selling Shareholder in accordance with the Power of Attorney and the Custody Agreement (as defined below), this Agreement will have been duly executed and delivered by or on behalf of such Selling Shareholder.

          (e)   Such Selling Shareholder has duly authorized (if applicable), executed and delivered a power of attorney (a "Power of Attorney" and, with respect to such Selling Shareholder, "its Power of Attorney") appointing the person identified therein as such Selling Shareholder's attorney-in-fact (the "Attorney-in-Fact"), and a Custody Agreement (a "Custody Agreement" and, with respect to such Selling Shareholder, "its Custody Agreement") with the custodian identified therein as custodian (the "Custodian") and each of its Power of Attorney and its Custody Agreement constitutes a valid and binding obligation of such Selling Shareholder, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to creditors' rights generally or by general equitable principles. The Attorney-in-Fact, acting alone, is authorized to execute and deliver this Agreement and the certificates referred to in Sections 7(h) and 7(n) hereof on behalf of such Selling Shareholder, to agree to the purchase price to be paid by the Underwriters to such Selling Shareholder for the Securities to be sold by such Selling Shareholder under this Agreement, to authorize the delivery to the Underwriters of the Securities to be sold by such Selling Shareholder under this Agreement and to accept payment therefor, to duly endorse (in blank or otherwise) the certificate or certificates representing such Securities or a stock power or powers with respect thereto and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement and the transactions contemplated hereby.

          (f)    Such Selling Shareholder has full right, power and authority to execute, deliver and perform its obligations under this Agreement, its Power of Attorney and its Custody Agreement, as applicable, and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder under this Agreement.

          (g)   The execution, delivery and performance of this Agreement, its Power of Attorney and its Custody Agreement by such Selling Shareholder, as applicable, and the consummation of the transactions contemplated by this Agreement, its Power of Attorney and its Custody Agreement (including the sale and delivery of the Securities to be sold by such Selling Shareholder pursuant to this Agreement), and compliance by such Selling Shareholder with its obligations under this Agreement, its Power of Attorney and its Custody Agreement, as applicable, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien upon any of the Securities to be sold by such Selling Shareholder under this Agreement or any other property or assets of such Selling Shareholder or any of its Subsidiaries (if any) pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, bond, note, debenture, evidence of indebtedness, lease or other agreement or instrument to which such Selling Shareholder or any of its Subsidiaries (if any) is a party or by which such Selling Shareholder or any of its Subsidiaries (if any) is bound or to which any of the property or assets of such Selling Shareholder or any of its Subsidiaries (if any) is subject, nor will such action result in any violation of the provisions of the organizational documents of such Selling Shareholder or any of its Subsidiaries (if any) or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its Subsidiaries (if any) or any of their respective assets, properties or operations.

          (h)   Such Selling Shareholder is the sole legal, record and beneficial owner of the Securities to be sold by such Selling Shareholder under this Agreement and will remain the sole legal, record and beneficial owner of such Securities until the delivery of such Securities to the Underwriters on the Closing Date or the applicable Option Closing Date, as the case may be, and such Securities are, and such Selling Shareholder has, and at the Closing Date or the applicable Option Closing Date will have, valid title to the Securities to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances other than pursuant to this Agreement and those arising from the Lock-up Agreements, and all legal right and power, and all authorization and approval required by law, and further represents that such Selling Shareholder has obtained and delivered any consents, including spousal consents, to transfer his, her or its Securities required by applicable law, to enter into this Agreement, its Power of Attorney and its Custody Agreement, as applicable, and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder.

          (i)    Upon payment of the purchase price for the Securities to be sold by such Selling Shareholder pursuant to this Agreement, delivery of such Securities, as directed by the Underwriters, to Cede & Co. ("Cede") or such other nominee as may be designated by The Depository Trust Company ("DTC") (unless delivery of such Securities of such Selling Shareholder is unnecessary because such Securities are already in possession of Cede or such nominee), the indorsement of such Securities to the Underwriters or in blank (and if such indorsement is on a separate assignment or stock power, the delivery of such assignment or stock power to Cede or such other nominee as may be Designated by DTC), the registration of such Securities in the name of Cede or such other nominee (unless registration of such Securities of such Selling Shareholder is unnecessary because such Securities are already registered in the name of Cede or such nominee), and the crediting of such Securities on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any "adverse claim," within the meaning of Section 8-105 of the UCC, to such Securities), (i) DTC shall be a "protected purchaser," within the meaning of Section 8-303 of the UCC, of such Securities and will acquire its interest in the Securities (including, without limitation, all rights that the Selling Shareholder had or has the power to transfer in such Securities) free and clear of any adverse claim within the meaning of Section 8-102 of the UCC, (ii) under Section 8-501 of the UCC, the

  Underwriters will acquire a valid security entitlement in respect of such Securities and (iii) no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on any "adverse claim," within the meaning of Section 8-102 of the UCC, to such Securities may be asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, such Selling Shareholder may assume that when such payment, delivery (if necessary) and crediting occur, (X) such Securities will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, by-laws and applicable law, (Y) DTC will be registered as a "clearing corporation," within the meaning of Section 8-102 of the UCC, and (Z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

          (j)    The Lock-up Agreement applicable to such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is the valid and binding agreement of such Selling Shareholder.

          (k)   Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action that is designed to or that has constituted or would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company.

          (l)    (i) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (ii) no authorization, approval, vote or other consent of any securityholder (or other equity owner), if any, or creditor of such Selling Shareholder, and (iii) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the execution or delivery by such Selling Shareholder of, or the performance by such Selling Shareholder of its obligations under, this Agreement, its Custody Agreement or its Power of Attorney, as applicable, for the sale and delivery by such Selling Shareholder of the Securities to be sold by it under this Agreement, or for the consummation by such Selling Shareholder of the other transactions contemplated by this Agreement, its Custody Agreement or its Power of Attorney, as applicable, except such as may be required under the Act, the Regulations, or state securities laws.

          (m)  Neither such Selling Shareholder nor any of his, her or its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, (dd) of the By-laws of the National Association of Securities Dealers, Inc.) of, any member firm of the National Association of Securities Dealers, Inc.

        Any certificate signed by a Selling Shareholder or the Attorney-in-Fact on behalf of any Selling Shareholder delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

        3.     Purchase and Sale of Securities; Delivery; Closing.

          (a)   On the basis of the representations, warranties, covenants and agreements contained herein, and subject to the terms and conditions set forth herein, the Company and each of the Selling Shareholders, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Shareholder, at the price of $            per share (the "Purchase Price," representing the Offering Price of $            less the underwriting discounts and concessions of $            per share), that proportion of the number of Firm Shares set forth in Schedule B opposite the name of the Company or such Selling Shareholder, as the case may be, which the number of Firm Shares set forth in Schedule B opposite the name of such Underwriter, plus any additional number of Firm

  Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Firm Shares, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional Securities.

          (b)   In addition, on the basis of the representations, warranties, covenants and agreements contained herein, and subject to the terms and conditions set forth herein (i) the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 225,000 shares of Common Stock, at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares, and (ii) the Selling Shareholders hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional 225,000 shares of Common Stock in such amounts for each Selling Shareholder as are set forth in Schedule B, at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares (the options granted by the Company and the Selling Shareholders to the Underwriters are collectively referred to herein as the "Option"). If the Option will not be exercised as to all of the Optional Shares, the Company and the Selling Shareholders agree, severally and not jointly, to each sell to the Underwriters the same proportion of Optional Shares as Firm Shares sold to the Underwriters pursuant to Section 3(a). The Option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time on one or more occasions only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Shares upon notice by Boenning & Scattergood, Inc. to the Company and the Selling Shareholders setting forth the number of Optional Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Optional Shares. Any such time and date of delivery (each, an "Option Closing Date") shall be determined by Boenning & Scattergood, Inc., but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date (as hereinafter defined). No Optional Shares may be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered pursuant to the terms of this Agreement. The right to purchase the Optional Shares or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by Boenning & Scattergood, Inc. to the Company and the Selling Shareholders.

          (c)   Payment of the aggregate Purchase Price for, and delivery of certificates representing, the Firm Shares shall be made at the offices of Boenning & Scattergood, Inc., 4 Tower Bridge, 200 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania, or at such other place as shall be agreed upon by Boenning & Scattergood, Inc. and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or at such other time not later than ten business days after such date as shall be agreed upon by Boenning & Scattergood, Inc. and the Company (such time and date of payment and delivery being herein called "Closing Date"). In addition, in the event that any or all of the Optional Shares are purchased by the Underwriters, payment of the aggregate Purchase Price for, and delivery of certificates for, such Optional Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by Boenning & Scattergood, Inc. and the Company, on each Option Closing Date as specified in the notice from Boenning & Scattergood, Inc. to the Company and the Selling Shareholders. Payment shall be made to the Company and the Selling Shareholders by wire transfer of Federal (same day) funds to a bank account designated by the Company and the Custodian pursuant to each Selling Shareholder's Custody Agreement, against delivery by the Company and the Custodian to Boenning & Scattergood, Inc. for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each

  Underwriter has authorized Boenning & Scattergood, Inc., for its account, to accept delivery of, receipt for, and make payment of the aggregate Purchase Price for, the Firm Shares and the Optional Shares, if any, which such Underwriter has agreed to purchase. Boenning & Scattergood, Inc., individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Firm Shares or the Optional Shares, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Date or the relevant Option Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

          (d)   Certificates for the Firm Shares and the Optional Shares, if any, shall be in such denominations and registered in such names as Boenning & Scattergood, Inc. may request in writing at least one full business day before the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Shares and the Optional Shares, if any, will be made available by the Company for examination and packaging by the Representative in West Conshohocken, Pennsylvania not later than noon (Eastern time) on the business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

        4.     Certain Covenants and Agreements of the Company. The Company covenants and agrees with each of the Underwriters as follows:

          (a)   The Company will comply with Rule 430A of the Regulations and will promptly effect the filing of the Prospectus under Rule 424(b) of the Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission.

          (b)   The Company will notify the Representative immediately, and confirm the notice in writing, (i) when the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Statutory Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Statutory Prospectus, the Prospectus or any Issuer Free Writing Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, the Statutory Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, (v) of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the Act concerning the Registration Statement, (vi) if the Company becomes the subject of a proceeding under Section 8A of the Act in connection with the offering of the Securities, and (vii) of the initiation or threatening of any proceedings to remove, suspend or terminate the Common Stock from quotation on the Nasdaq National Market. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (c)   The Company (i) will give the Representative notice of its intention to file a Rule 462(b) Registration Statement or file any amendment to the Registration Statement, or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, or any Issuer Free Writing Prospectus or any supplement thereto, (ii) will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and (iii) will not file or use any such document to which the Representative or counsel for the

  Underwriters shall reasonably object. Neither the consent to nor the distribution of any amendment shall constitute a waiver of any of the conditions of Section 7 hereof. The Company will give the Representative notice of its intention to make any filing pursuant to the requirements of the 1934 Act or the 1934 Act Regulations and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

          (d)   The Company has furnished or will deliver to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein, and signed copies of all consents and certificates of experts). The Company also has furnished or will deliver to the Underwriters and counsel for the Underwriters, without charge, as many conformed copies of the Registration Statement, each preliminary prospectus, the Statutory Prospectus, the Pricing Disclosure Package, the Prospectus and any Issuer Free Writing Prospectus (including, in all cases, any amendments or supplements thereto) as may reasonably be requested, and the Company hereby consents to the use of such copies for purposes permitted by the Act, the Regulations and the securities, blue sky or similar laws of the states and foreign jurisdictions in which the Securities may be offered by the Underwriters or by dealers to whom the Securities may be sold. The Registration Statement, the Statutory Prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto furnished to the Underwriters are or will be, as the case may be, identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e)   The Company will comply with the Act and the Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the Act to be delivered (or but for the exemption in Rule 172 of the Regulations would be required to be delivered) in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Act or the Regulations, the Company will promptly prepare and file with the Commission, subject to Section 4(c), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement such Issuer Free Writing Prospectus, at its own expense, to eliminate or correct such conflict, untrue statement or omission.

          (f)    The Company represents and agrees that unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433 of the Regulations, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405 of the Regulations, required to be filed with the Commission. The Company represents that it has treated or agrees that it will treat each issuer or other free writing prospectus pursuant hereto as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that it has not taken, and covenants that it will not take without the consent of the Representative, any action that requires any electronic road show to be filed with the Commission.

          (g)   The Company will use its commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (h)   The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Statutory Prospectus and the Prospectus under the caption "Use of Proceeds," and the Company will conduct its affairs in such a manner so as to ensure that the Company was not and will not be an "investment company" within the meaning of the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          (i)    The Company will use its commercially reasonable efforts to maintain the quotation of the Common Stock (including the Securities) on the Nasdaq National Market.

          (j)    Prior to the Closing Date and any Option Closing Date, the Company will furnish to the Representative, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement, the Statutory Prospectus and the Prospectus.

          (k)   Prior to the Closing Date and any Option Closing Date, the Company will not issue any press release or other communication, directly or indirectly, or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects, without the prior written consent of the Representative, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

          (l)    During the period beginning on and including the date of this Agreement through and including the date that is the 180th day after the date of this Agreement (the "Lock-Up Period"), the Company will not, without the prior written consent of Boenning & Scattergood, Inc., directly or indirectly (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Common Stock or any shares of the Company's preferred stock or other capital stock (collectively, "Capital Stock") or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock, (ii) file or cause the filing of any registration statement under the Act with respect to any Common Stock or other Capital Stock or any securities convertible into or exercisable for any Common Stock or other

  Capital Stock, or (iii) enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for any Common Stock or other Capital Stock, whether any transaction described in (i), (ii) or (iii) above is to be settled by delivery of Common Stock, other Capital Stock, other securities, in cash or otherwise. Moreover, if (X) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs, or (Y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this Section 4(n) shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless Boenning & Scattergood, Inc. waives, in writing, such extension.

        Notwithstanding the provisions set forth in the immediately preceding paragraph, the Company may, without the prior written consent of Boenning & Scattergood, Inc. (1) issue the Securities to be sold by the Company to the Underwriters pursuant to this Agreement, (2) issue shares, and options to purchase shares, of Common Stock pursuant to the equity incentive plans described in the Prospectus, and (3) issue shares of Common Stock upon the exercise of stock options issued after the date of this Agreement under the equity incentive plans referred to in clause (2) above.

          (m)  The Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (n)   In connection with the offering of the Securities, until the Representative shall have notified the Company of the completion of the resale of the Securities, the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the 1934 Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities.

          (o)   For a period of twelve months from the Closing Date, the Company will deliver to the Representative and, upon request, to each of the Underwriters (i) a copy of each report or document, including, without limitation, reports on Forms 8-K, 10-K and 10-Q filed with or furnished to the Commission, on the date each such report or document is so filed or furnished, (ii) any prospectus, offering circular, offering memorandum or other offering document concerning or relating to the offer, sale or issuance of any securities of the Company on the date such document is first used in connection with any such offer, sale or issuance of securities of the Company, (iii) as soon as practicable, copies of any reports or communications (financial or other) of the Company mailed or delivered electronically to its security holders, and (iv) every material press release in respect of the Company or its affairs that is released or prepared by the Company, whether or not filed with or furnished to the Commission.

        5.     Certain Covenants and Agreements of the Selling Shareholders. Each of the Selling Shareholders, for himself or itself only, and not jointly, covenants and agrees with each of the Underwriters as follows:

          (a)   The shares of Securities represented by the certificates held in custody under the Custody Agreement are for the benefit of and coupled with and subject to the interests of the Underwriters and the other Selling Shareholders, and that the arrangement for such custody and the appointment of the Attorney-in-Fact are irrevocable. The obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity, liquidation or distribution of such Selling Shareholder, or any other event, that if such Selling Shareholder should die or become incapacitated or is liquidated or dissolved or any other event occurs, before the delivery of the Securities hereunder, certificates for the Securities to be sold by such Selling Shareholder shall be delivered on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and action taken by the Attorney-in-Fact or any of them under the Power of Attorney shall be as valid as if such death, incapacity, liquidation or dissolution or other event had not occurred, whether or not the Custodian, the Attorney-in-Fact or any of them shall have notice of such death, incapacity, liquidation or dissolution or other event.

          (b)   Such Selling Shareholder will not take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company.

          (c)   Each Selling Shareholder represents and agrees that, unless it has obtained or does obtain the prior consent of the Representative, it has not made and will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433 of the Regulations, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405 of the Regulations, required to be filed with the Commission or, in the case of each Selling Shareholder, whether or not required to be filed with the Commission. Each Selling Shareholder further represents and agrees that, it has not distributed and will not and to not distribute any written materials in connection with the offer or sale of the Securities.

          (d)   During any time when a prospectus is required by the Act to be delivered (or but for the exemption in Rule 172 of the Regulations would be required to be delivered) in connection with sales of the Securities, such Selling Shareholder will advise the Representative promptly, and if requested by the Representative, will confirm such advice in writing, of any change in any material respect in information relating to such Selling Stockholder in the Registration Statement, the Statutory Prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto.

          (e)   Such Selling Shareholder will deliver to the Representative on or prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person) or such other applicable form or statement specified by Treasury Department regulations in lieu thereof.

        6.     Payment of Fees and Expenses.

          (a)   In connection with the transactions contemplated by this Agreement and the purchase and sale of the Securities, the Company agrees with the Underwriters that it will pay or cause to be paid, whether or not the offering is completed or this Agreement is terminated (and, if terminated, regardless of the reason for such termination): (i) the fees and expenses incident to the preparation, printing and filing of the Registration Statement and Rule 462(b) Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the fees and expenses incident to the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement Among Underwriters and such other documents as may be required in connection with the offering and the purchase, sale, issuance or delivery of the Securities, (iii) the fees and expenses incident to the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities offered and sold by the Company, to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the fees and expenses incident to the qualification of the Securities under securities laws in accordance with the provisions of Section 4(g) hereof, including the preparation, printing and delivery of the Blue Sky Survey and any supplement thereto, (vi) the fees and expenses incident to the preparation, printing, filing and delivery to the Underwriters of copies of each preliminary prospectus, the Statutory Prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto, (vii) the fees and expenses of any transfer agent, registrar or custodian for the Securities, (viii) the costs and expenses relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities (including the reasonable costs and expenses of the Underwriters), including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by or on behalf of the Company in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of representatives and officers of the Company, the Underwriters and any such consultants in connection with such road show, (ix) the fees and expenses of counsel to the Underwriters in connection with the offering, including, without limitation, fees and disbursements in connection with the review by the NASD of the terms of the sale of the Securities and the fees and expenses incident to the qualification of the Securities under securities laws in accordance with the provisions of Section 4(g), and (x) the fees and expenses incurred in connection with the qualification and listing of the Securities on the Nasdaq National Market.

          (b)   Each Selling Shareholders, for himself or itself only, and not jointly, agree with the several Underwriters that each such Selling Shareholder will pay all expenses incident to the performance of the obligations of such Selling Shareholder under this Agreement, including: (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to any agreement or arrangement between such Underwriters, (ii) the fees and disbursements of their respective counsel, accountants and other advisors; and (iii) the fees and expenses of the Attorney-in-Fact and the Custodian. The provisions of this Section 6(b) shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

        7.     Conditions to Underwriters' Obligations. The obligations of the several Underwriters under this Agreement to purchase and pay for the Securities, including the Firm Shares on the Closing Date and the Optional Shares, if any, on each Option Closing Date, are subject to the continuing accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Sections 1 and 2 hereof and in certificates of any officer of the Company or any Subsidiary of the Company or by or on behalf of any Selling Shareholder, to the performance by the Company and the Selling Shareholders of their respective covenants and other obligations hereunder, and to the following further conditions:

          (a)   The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A, and prior to Closing Date, the Company shall have provided evidence satisfactory to the Representative of such timely filing and effectiveness.

          (b)   There has not been, since the time of execution of this Agreement, any Material Adverse Effect regarding the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one entity, whether or not arising in the ordinary course of business, nor has the Company or any of its Subsidiaries entered into any transaction which is material and unfavorable to the Company, in each case, which in the Representative's sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Securities as contemplated by the Pricing Disclosure Package and the Prospectus.

          (c)   At the Closing Date, the Representative shall have received the opinion, dated as of the Closing Date, of Haynes and Boone, LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request. In rendering of such opinion, counsel may rely, to the extent such counsel deems such reliance proper, as to matters of fact upon certificates of officers of the Company and government officials.

          (d)   At the Closing Date, the Representative shall have received the opinion, dated as of the Closing Date, of [                        ], counsel for the Selling Shareholders, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (e)   At the Closing Date, the Representative shall have received the opinion, dated as of the Closing Date, of Pepper Hamilton LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters.

          (f)    At the Closing Date, the Representative shall have received a certificate of the President and Chief Executive Officer of the Company and a certificate of the Chief Financial Officer of the Company, dated as of Closing Date, to the effect that:

            (i)    the representations, warranties and statements of the Company in this Agreement and in any certificate or other document delivered pursuant hereto are true and correct, as if made on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date;

            (ii)   no stop order suspending the effectiveness of the Registration Statement, the Rule 462(b) Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

            (iii)  the signer of such certificate has carefully examined the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus the Pricing Disclosure Package, any amendment or supplement thereto, and this Agreement, and that when the Registration Statement became effective and at all times subsequent thereto up to delivery of the Firm Shares and payment therefor, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the Pricing Disclosure Package, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the Regulations, and in all material respects conformed to the requirements of the Act and the Regulations; the Registration Statement and any amendments thereto, as of the Applicable Time, did not and, as of the Closing Date, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the Pricing Disclosure Package, and any amendments or supplements thereto, did not, as of their respective dates and as of the Closing Date, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Pricing Disclosure Package which has not been so set forth; and

            (iv)  subsequent to the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Disclosure Package, there has not been any Material Adverse Effect.

          (g)   At the Closing Date, the Representative shall have received a certificate of each Selling Shareholder, or, at the option of the Representative, a certificate of the Attorney-in-Fact on behalf of each Selling Shareholder, dated as of the Closing Date, to the effect that:

            (i)    the representations, warranties and statements of each Selling Shareholder in this Agreement, the Custody Agreement and in any certificate or other document delivered pursuant hereto or thereto are true and correct with the same force and effect as though expressly made at and as of the Closing Date;

            (ii)   each such Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement, and

            (iii)  each such Selling Shareholder has carefully examined the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus the Pricing Disclosure Package, any amendment or supplement thereto, and this Agreement, and, to the knowledge of such Selling Shareholder, when the Registration Statement became effective and at all times subsequent thereto up to delivery of the Firm Shares and payment therefor, the Registration Statement, the Statutory Prospectus, the Prospectus and the Pricing Disclosure Package, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the Regulations, and in all material respects conformed to the requirements of the Act and the Regulations; the Registration Statement and any amendments thereto, as of the Applicable Time, did not and, as of the Closing Date, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the Pricing Disclosure Package, and any amendments or supplements thereto, did not, as of their respective dates, and as of the Closing Date, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Pricing Disclosure Package which has not been so set forth.

          (h)   At the time of the execution of this Agreement, the Representative shall have received from UHY Mann Frankfort Stein & Lipp CPAs, LLP and from Deloitte & Touche LLP, letters dated such date, addressed to the Underwriters and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letters for each of the other Underwriters (i) confirming that they are "independent accountants" within the meaning of the Act and the Regulations and (ii) containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, preliminary prospectus, the Statutory Prospectus, the Prospectus and any Issuer Free Writing Prospectus.

          (i)    At the Closing Date, the Representative shall have received letters from UHY Mann Frankfort Stein & Lipp CPAs, LLP and from Deloitte & Touche LLP, addressed to the Underwriters and dated as of the Closing Date, to the effect that they reaffirm the statements made in the letters furnished pursuant to sub-section (j) of this Section 7, except that the specified date referred to therein shall be a date not more than three days prior to the Closing Date.

          (j)    At the Closing Date, the Company's Listing of Additional Shares form, if required, shall have been submitted to Nasdaq and Nasdaq shall have raised no objections to such form or inclusion of the Securities for trading along with the Common Stock on the Nasdaq National Market.

          (k)   At or prior to the execution of this Agreement, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (l)    At or prior to the execution of this Agreement, the Representative shall have received the Lock-up Agreements in the form of Exhibit C hereto signed by the persons listed on Schedule D hereto.

          (m)  In the event that the Underwriters exercise their option provided in Section 3(b) hereof to purchase all or any portion of the Optional Shares on any Option Closing Date that is after the Closing Date, the obligations of the several Underwriters to purchase the applicable Optional Shares shall be subject to the conditions specified in the introductory paragraph of this Section 7 and to the further condition that, at the applicable Option Closing Date, the Representative shall have received:

            (i)    A certificate, dated such Option Closing Date, of the President and Chief Executive Officer of the Company and of the Chief Financial Officer of the Company confirming that the certificate delivered at the Closing Date pursuant to Section 7(e) hereof remains true and correct as of such Option Closing Date.

            (ii)   A certificate, dated such Option Closing Date, of each Selling Shareholder, or, at the option of the Representative, a certificate of an Attorney-in-Fact on behalf of each Selling Shareholder, confirming that the certificate delivered at the Closing Date pursuant to Section 7(g) remains true and correct as of such Option Closing Date.

            (iii)  The opinion of Haynes and Boone, LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Option Closing Date, relating to the Optional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 7(d) hereof. In rendering of such opinion, counsel may rely, to the extent such counsel deems such reliance proper, as to matters of fact upon certificates of officers of the Company and government officials.

            (iv)  The opinion of [            ], counsel for the Selling Shareholders, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Option Closing Date, relating to the Optional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 7(e) hereof.

            (v)   The opinion of Pepper Hamilton LLP, counsel for the Underwriters, dated such Option Closing Date, relating to the Optional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 7(f) hereof.

            (vi)  Letters from UHY Mann Frankfort Stein & Lipp CPAs, LLP and from Deloitte & Touche LLP, addressed to the Underwriters and in form and substance satisfactory to the Representative and dated such Option Closing Date, substantially in the same form and substance as the letters furnished to the Representative pursuant to Section 7(j) hereof, except that the specified date referred to therein shall be a date not more than three days prior to such Option Closing Date.

          (n)   At the Closing Date and at each Option Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters; and the Company shall have obtained all consents and/or waivers which may reasonably be required in order to consummate the issuance and sale of the Securities as herein contemplated.

          (o)   The Company and the Selling Shareholders will furnish, or cause to be furnished, the Representative with such conformed copies of such opinions, certificates, letters and documents set forth above as the Representative reasonably requests.

        If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or any Option Closing Date with respect to any Optional Shares, as the case may be, is not fulfilled, the Representative may, on behalf of the several Underwriters, terminate this Agreement with respect to the Closing Date or such Option Closing Date, as applicable, or, if they so elect, waive any such conditions which have not been fulfilled or extend the time for their fulfillment. Any such termination shall be without liability of any party to any other party except as provided in Section 6 and except that Sections 1, 2, 8 and 16 shall survive any such termination and remain in full force and effect.

        8.     Indemnification and Contribution.

          (a)   The Company (including its Subsidiaries) agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act as follows:

            (i)    against any and all loss, liability, claim, damage or expense whatsoever, as reasonably incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, the Statutory Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii)   against any and all loss, liability, claim, damage and reasonable expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 8(e) below) any such settlement is effected with the written consent of the Company; and

            (iii)  against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Boenning & Scattergood, Inc. pursuant to Section 8(d)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under sub-sections (a)(i) or (a)(ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Boenning & Scattergood, Inc. expressly for use in the Registration Statement (or any amendment thereto), or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Statutory Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto). The parties acknowledge and agree that such information consists solely of the information specifically identified in Section 8(c) hereof.

          (b)   Each Selling Shareholder severally, and not jointly, agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in sub-section (a) of this Section 8, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus, any Issuer Free Writing Prospectus, the Statutory Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished or confirmed (in each case, in writing) to the Company by or on behalf of such Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus, any Issuer Free Writing Prospectus, the Statutory Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto).

          (c)   Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Selling Shareholders and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in sub-section (a) of this Section 8, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus, any Issuer Free Writing Prospectus, the Statutory Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through

  Boenning & Scattergood, Inc. expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, any Issuer Free Writing Prospectus, the Statutory Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto). The parties hereto agree that such written information consists of [            ].

          (d)   Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act shall be selected by Boenning & Scattergood, Inc.; counsel to the Selling Shareholders shall be selected by [            ]; and, counsel to the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the 1934 Act shall be selected by the Company. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice by the indemnified party of such indemnifying party's election to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso in the preceding sentence or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Selling Shareholders, and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (X) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (Y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (e)   If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (f)    If the indemnification provided for above in this Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) immediately above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate public offering price of the Securities as set forth on the cover of the Prospectus. The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

        Notwithstanding the provisions of this Section 8, (X) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission, and (Y) no Selling Shareholder shall be required to contribute any amount in excess of the net proceeds received by such Selling Shareholder from the sale of its Securities pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act and each Underwriter's affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the number of Firm Shares set forth opposite their respective names in Schedule A hereto and not joint. The Selling Shareholders' respective obligations to contribute pursuant to this Section 8 are several in proportion to the number of Securities set forth opposite their respective names in Schedule B hereto and not joint.

          (g)   The provisions of this Section 8 shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification or contribution.

        9.     Termination of Agreement.

          (a)   The Representative may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to the delivery of the Firm Shares and payment therefor on the Closing Date (and, if any Option Securities are to be purchased on an Option Closing Date which occurs after the Closing Date, the Representative may terminate the obligations of the several Underwriters to purchase such Option Securities, by notice to the Company, at any time at or prior to the delivery of the Optional Shares and payment therefor on such Option Closing Date) (i) if any of the conditions specified in Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been, since the time of execution of this Agreement any Material Adverse Effect regarding the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one entity, whether or not arising in the ordinary course of business, or (iii) if there has occurred any material adverse change with respect to the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iv) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or on the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

        If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 6 hereof, and provided further that Sections 1, 2, 8 and 16 shall survive such termination and remain in full force and effect.

        10.   Default by One or More of the Underwriters.

          (a)   If one or more of the Underwriters shall fail at the Closing Date or an Option Closing Date, as applicable, to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

            (i)    if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, then each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

            (ii)   if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, then this Agreement or, with respect to any Option Closing Date which occurs after the Closing Date, the obligation of the Underwriters to purchase and of the Company and the Selling Shareholders to sell the Optional Shares to be purchased and sold on such Option Closing Date shall terminate without liability on the part of any non-defaulting Underwriter.

          (b)   No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

          (c)   In the event of a default under this Section 10 which does not result in a termination of this Agreement or, in the case of an Option Closing Date which is after the Closing Date, which does not result in a termination of the obligation of the Underwriters to purchase and the Company and the Selling Shareholders to sell the applicable Optional Shares, as the case may be, the Representative shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

        11.   Default by the Company or one or more of the Selling Shareholders.

          (a)   If the Company shall fail at the Closing Date or at an Option Closing Date to issue and sell the number of Securities that it is obligated to issue and sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Sections 1, 2, 6, 8 and 16 shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve the Company from liability, if any, in respect of such default.

          (b)   If a Selling Shareholder shall fail at the Closing Date or at an Option Closing Date to sell and deliver the number of Securities which such Selling Shareholder is obligated to sell hereunder at such date, then the Underwriters may, at option of the Representative, by notice from the Representative to the Company and the non-defaulting Selling Shareholders, either (i) terminate this Agreement without any liability on the part of any non-defaulting party (except that the provisions of Sections 1, 2, 6, 8 and 16 shall remain in full force and effect) or (ii) elect to purchase the Securities which the non-defaulting Selling Shareholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default. In the event of a default by any Selling Shareholder as referred to in this Section 11, the Representative shall have the right to postpone the Closing Date or Option Closing Date, as applicable, for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

        12.   Notice. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if (a) sent to any Underwriter, shall be mailed, (by overnight United States Express Mail), delivered by hand or by overnight courier guaranteeing next business day delivery, or telecopied and confirmed to such Underwriter, c/o Boenning & Scattergood, Inc., 4 Tower Bridge, 200 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428, Attention: Mr. Jim S. Still, facsimile number (610) 832-5302, if (b) sent to the Company, shall be mailed (by overnight United States Express Mail), delivered by hand or by overnight courier guaranteeing next business day delivery, or telecopied and confirmed to KMG Chemicals, Inc., 10611 Harwin Drive, Suite 402, Houston, Texas 77036, Attention: Mr. David L. Hatcher, Chief Executive Officer, facsimile number (713) 600-3850, and if (c) sent to any Selling Shareholder, shall be mailed (by overnight United States Express Mail), delivered by hand or by overnight courier guaranteeing next business day delivery, or telecopied and confirmed to [                        ].

        13.   Parties. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase. The Attorney-in-Fact will act for the Selling Shareholders in connection with the Agreement and the transactions contemplated hereby, and any action under or in respect of this Agreement taken by the Attorney-in-Fact will be binding upon all of the Selling Shareholders, and the Underwriters and the Company shall be entitled to act and rely upon any statement, request, notice or agreement made or given by the Attorney-in-Fact.

        14.   Absence of Fiduciary or Advisory Relationship. Each of the Company and the Selling Shareholders acknowledges and agrees to the following:

          (a)   The purchase and sale of the Securities pursuant to this Agreement, including the determination of the Offering Price of the Securities and any related discounts and commissions, is an arm's-length commercial transaction between the Company and the Selling Shareholders, on the one hand, and the several Underwriters, on the other hand.

          (b)   The Company and the Selling Shareholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement.

          (c)   In connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or any Selling Shareholder, or his, her, its or their respective securityholders, creditors, employees, affiliates or any other party.

          (d)   No Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or any Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Shareholder on other matters) and no Underwriter has any obligation to the Company or any Selling Shareholder with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement.

          (e)   The Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Company and each Selling Shareholder, and the Underwriters have no obligation to disclose such interests and transactions to the Company or the Selling Shareholders by virtue of any fiduciary, advisory or agency relationship.

          (f)    The Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and each of the Selling Shareholders has consulted his, her, its or their own respective legal, accounting, regulatory and tax advisors to the extent it or he deemed appropriate.

          (g)   The Company and the Selling Shareholders waive, to the fullest extent permitted by law, any claims they may have against the Representative and the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Underwriters shall have no liability (whether direct or indirect) to the Company or the Selling Shareholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Selling Shareholders, including securityholders, employees, affiliates or creditors of the Company or the Selling Shareholders.

        15.   Research Independence. The Company and the Selling Shareholders acknowledge that the Underwriters' research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters' research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of its investment bankers. The Company and the Selling Shareholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Shareholders may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Selling Shareholders by such Underwriters' investment banking divisions. The Company and the Selling Shareholders acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.

        16.   Representations and Agreements to Survive. Except as the context otherwise requires, all representations, warranties, indemnities and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date and any Option Closing Date. All representations, warranties, indemnities and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries or any of the Selling Shareholders (or of the Attorney-in-Fact on behalf of the Selling Shareholders) provided or submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, any person controlling the Company or any person controlling the Selling Shareholders, and shall survive delivery of and payment for the Securities and any termination of this Agreement, whether before or after the Closing Date or any Option Closing Date.

        17.   Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

        18.   Counterparts; Facsimile or Electronic Signatures. This Agreement may be executed in one or more counterparts, including by facsimile or electronic signatures and all such counterparts will constitute one and the same instrument.

        19.   Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and performed entirely within such Commonwealth.

        20.   Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Selling Shareholders on the one hand and the several Underwriters on the other hand, or any of them, with respect to the subject matter hereof.

[remainder of page intentionally blank; signature page follows]

[Underwriting Agreement Signature Page]

        If the foregoing correctly sets forth your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholders a counterpart hereof, whereupon this instrument, along with each of its counterparts, will become a binding agreement among the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

Very truly yours,
KMG CHEMICALS, INC.
By:
Name: David L. Hatcher Title: President
SELLING SHAREHOLDERS
By:
Name: Title: Attorney-in-Fact
As Attorney-in-Fact on behalf of each of the Selling Shareholders named on Schedule B hereto

        The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BOENNING & SCATTERGOOD, INC.

        as Representative of the Several Underwriters

        named in Schedule A hereto

BOENNING & SCATTERGOOD, INC.
By:
Name:
Title:

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  Exhibit 1.1